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                                                             Exhibit 10.19





                            TRANSAMERICA CORPORATION

                             1979 STOCK OPTION PLAN

                           (Working Copy Incorporating

                               Amendment Nos. 1-3)





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                            TRANSAMERICA CORPORATION
                             1979 STOCK OPTION PLAN


1.       PURPOSE.

                  This 1979 Stock Option Plan (the "Plan") is intended to increase incentive and to encourage stock ownership on the part of selected key employees of Transamerica Corporation (the "Corporation") or of other corporations which are or become subsidiaries of the Corporation. It is also the purpose of the Plan to provide such employees with a proprietary interest, or to increase their proprietary interest, in the Corporation and its subsidiaries, and to encourage them to remain in the employ of the Corporation or of the subsidiaries. Awards under the Plan may be of (i) stock options alone or (ii) stock appreciation rights in conjunction with stock options. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options ("incentive stock options") within the meaning of section 422A, or successor provisions, of the Internal Revenue Code of 1986, as amended (the "Code"), and that certain options granted pursuant to the Plan shall not constitute incentive stock options ("non-qualified stock options"). The word "subsidiaries" as used in the Plan shall mean corporations in which the Corporation owns, directly or indirectly, 50 percent or more of the voting stock.

2.       STOCK.

                  The stock subject to the Plan shall be the shares of the Corporation's authorized but unissued or reacquired common stock of the par value of $1 per share. The aggregate number of shares which may be issued under the Plan shall not exceed 3,000,000 shares, subject to such adjustments as may be required under the provisions of Section 7 hereof. In the event that any outstanding option under the Plan expires or is terminated for any reason, the shares of common stock allocated to the unexercised portion of such option may again become subject to an option under the Plan. A surrender of all or part of an option in connection with the exercise of a stock appreciation right shall not be considered a termination and the shares covered by such option or the surrendered portion may not be reallocated by the Committee.

3.       ADMINISTRATION.

                  The Plan shall be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee shall consist of not less than three (3) members of the Board of Directors of the Corporation, each of whom shall be a person who is not eligible to receive or hold options or stock appreciation rights under the Plan, or any other plan of the Corporation or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Corporation or any of its affiliates, and who has not been so eligible at any time within one (1) year prior to his or her appointment to the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan or the options or stock appreciation rights granted thereunder as it may deem necessary or advisable. The interpretation and construction by the Committee of any provisions of the Plan or any option or stock appreciation right granted pursuant thereto shall be final, binding and conclusive.

4.       ELIGIBILITY AND AWARD OF OPTIONS AND STOCK APPRECIATION RIGHTS.

                  The Committee shall have full and final authority in its discretion, at any time and from time to time, to grant or authorize the granting of options to such officers and other key employees of the Corporation or of its subsidiaries, whether or not members of the Board of Directors, as it may select, and for such numbers of shares as it shall designate. The Committee shall have full and final authority in its discretion to determine whether such options shall be incentive stock options and/or non-qualified stock options and to determine whether incentive stock options and non-qualified stock options shall be awarded pursuant to separate grants or in conjunction with each other subject to Section 17 of the Plan. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any officer or other key employee during any calendar year (under all incentive stock option plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000.

                  The Committee shall also have full and final authority in its discretion to grant or authorize the granting of stock appreciation rights in connection with any stock option granted under the Plan either at the time of original grant of the option or by subsequent amendment to the related stock option agreement, and to determine whether the payment upon the exercise of a stock appreciation right shall be in cash or shares of common stock or partly in cash and partly in shares. The Committee may authorize, in its discretion, any officer or officers of the Corporation to grant stock appreciation rights to such employees of the Corporation or its subsidiaries (other than employees who also serve as members of the Board of Directors of the Corporation) as the Committee shall recommend and for up to such maximum numbers of shares as the Committee shall recommend.

                  The date on which an option or stock appreciation right shall be granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized. Any individual may hold more than one option or stock appreciation right.

5.       TERMS AND CONDITIONS OF OPTIONS.

                  Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions:

                  (A)      Optionee's Agreement

                           Each optionee shall agree to  remain in the employ of
the Corporation or of any subsidiary and to render to such employer his or her services for a period of one (1) year from the date of grant of the option, but such agreement shall not impose upon the Corporation or subsidiary any obligation to retain the optionee in its employ for any period.

                  (B)      Number of Shares

                           Each  option  agreement  shall  state  the  number of
shares to which the option pertains. The number of shares subject to an option shall be reduced on a proportionate basis to the extent that shares under such option are used to calculate the shares or cash to be received upon exercise of a related stock appreciation right.

                  (C)      Option Price

     Each option agreement shall state the option price per share, which shall be not less than 100% of the fair market value of a share of common stock on the date the option is granted. Fair market value shall mean the last quoted per share selling price for shares of the common stock on the relevant date, as quoted in the New York Stock Exchange Composite Transactions Index published in The Wall Street Journal, or if there were no sales on such date, the last quoted selling price on the nearest day after the relevant date, as determined by the Committee.

                   (D)     Medium and Time of Payment

     The option price shall be payable in the legal tender of the United States or, in the discretion of the Committee, in shares of common stock of the Corporation or in a combination of the legal tender of the United States and shares of common stock of the Corporation, upon the exercise of the option. For purposes of calculating payment of the option price, each share of common stock surrendered in payment of such price shall be valued at its fair market value on the date the option is exercised, which fair market value shall be determined in accordance with the provisions of subsection (C) of this Section 5. Upon receipt of payment, the Corporation shall deliver to the optionee (or the person entitled to exercise the option) a certificate or certificates for the shares of common stock to which the option pertains.

                  (E)      Term and Exercise of Option

     Each option shall state the time or times when it becomes exercisable, which shall be determined by the Committee, provided, however, that no option shall become exercisable until one (1) year has elapsed from the date of grant. To the extent that an option has become exercisable, it may be exercised in whole or in such lesser amount as authorized by the option agreement. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided. Notwithstanding any other provision of the Plan except, in the case of non-qualified stock options granted hereunder, clause (v) of subsection (F) of this Section 5 relating to the death of an optionee, no option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant.

                  (F)      Termination of Employment

                   (i)If prior to a date one (1) year  from the date the  option is granted, an optionee ceases to be employed by the Corporation or its subsidiaries for any reason, his or her option shall immediately terminate.


                   (ii) If on or after  one (1) year  from the date an option is granted, an optionee ceases to be employed by the Corporation or any of its subsidiaries for any reason other than death or permanent and total disability as determined in accordance with section 22(e)(3), or successor provisions, of the Code, or retirement, such option may be exercised within three (3) months after the date that the optionee ceases to be employed by the Corporation or any of its subsidiaries, but only to the extent such option was exercisable on the date of such cessation of employment.


                   (iii) If on or after  one (1) year from the date an option is granted, an optionee ceases to be employed by the Corporation or any of its subsidiaries by reason of permanent and total disability as determined in accordance with section 22(e)(3), or successor provisions, of the Code, such option may be exercised within one (1) year, in the case of an incentive stock option, and three (3) years, in the case of a non-qualified stock option, after the date that the optionee ceases to be employed by the Corporation or any of its subsidiaries, but only to the extent such option was exercisable on the date of such cessation of employment.


                   (iv) If on or after  one (1) year  from the date an option is granted, an optionee retires from employment with the Corporation or any of its subsidiaries in accordance with the retirement policy of the Corporation or such subsidiary, such option may be exercised within three (3) months, in the case of an incentive stock option, and three (3) years, in the case of a non-qualified stock option, after the date the optionee retires, but only to the extent such option was exercisable on the date of such retirement.


                   (v)If an  optionee  should  die on or after one (1) year from the date an option is granted while in the employ of the Corporation or any subsidiary or within the three (3) month period, one (1) year period or three (3) year period referred to above, whichever is applicable, such option may be exercised to the extent it was exercisable immediately prior to the optionee's death, at any time within one (1) year after the optionee's death, by any person or persons to whom the option is transferred by will or the laws of descent and distribution. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective unless the Corporation has been furnished with written notice thereof, and such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance of the transferee or transferees of the terms and conditions of the option, and to establish compliance with any laws or regulations pertaining thereto.


                   (vi)  Notwithstanding  clause (i) of  subsection  (F) of this
                      Section 5, if an optionee ceases to be employed by the Corporation or its subsidiaries within one (1) year after a change of control, as defined in Section 19, for any reason other than death or permanent and total disability as determined in accordance with section 22(e)(3), or successor provisions, of the Code, or retirement, such option may be exercised within one (1) year after the date that the optionee ceases to be employed by the Corporation or any of its subsidiaries, but only to the extent such option was exercisable on the date of such cessation of employment.


                   (G)     Other Provisions

     The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or any stock appreciation right granted in conjunction therewith or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

6.       STOCK APPRECIATION RIGHTS.

                  (A)      Grant of Stock Appreciation Rights

     Stock appreciation rights may be granted by the Committee under the Plan in connection with an option, either at the time of grant or by amendment to the related stock option agreement. Each right shall be subject to the same terms and conditions as the related option and to such additional conditions as the Committee shall determine, shall be exercisable only to the extent the option is exercisable and shall become non-exercisable and be forfeited if and to the extent the related option is exercised.

                  (B)      Exercise of Stock Appreciation Rights

                           A stock appreciation right shall entitle the optionee
to surrender to the Committee unexercised the related option, or any portion thereof, and to receive from the Corporation in exchange therefor a cash payment and/or shares of common stock having an aggregate fair market value equal to the excess of the fair market value of one share of common stock over the option price per share provided for in the related stock option, multiplied by the number of shares called for by the option, or portion thereof, which is surrendered. The Committee shall have the sole discretion to determine the form in which payment is to be made upon the exercise of a stock appreciation right (i.e., whether in cash, in shares of common stock or partly in cash and partly in shares). In no event will fractional shares be issued but cash will be paid in lieu thereof. Except as otherwise provided in paragraph
(C) below, the fair market value of a share of common stock for this purpose shall be the last quoted per share selling price for shares of the common stock on the relevant date, as quoted in the New York Stock Exchange Composite Transactions Index published in The Wall Street Journal, or if there were no sales on such date, the last quote selling price on the nearest day after the relevant date, as determined by the Committee.

                  (C)      Window Period Exercises For Cash

     Notwithstanding the provisions of paragraph (B) above, the Committee shall have the ability, in its discretion, to fix the fair market value of a share of common stock for purposes of determining the amount of cash and the number of shares, if any, to be received upon the exercise of a stock appreciation right during any "window period" (which consists of a period beginning on the third business day following the date of release of quarterly or annual sales and earnings information by the Corporation and ending on the twelfth business day following such release date) for payment wholly or partly in cash at an amount not greater than the highest fair market value, nor less than the lowest fair market value, of a share of common stock during such window period, which fair market value shall be determined for each day during such window period in accordance with paragraph (B) above of this Section 6.

                  (D)      Relation to Stock Options

     Stock appreciation rights shall be exercisable at such time as may be determined by the Committee, provided that a stock appreciation right shall not be exercisable prior to the time the related stock option could be exercised and, except in the event of death or permanent and total disability as determined in accordance with section 105(d)(4), or successor provisions, of the Code, shall not be exercisable for a period of six (6) months from the date of grant of such right. A stock appreciation right may be exercised in whole or in part only upon surrender of a proportionate part of the related stock option by the optionee.

                  (E)      Expiration or Termination of Stock Appreciation
                           Rights

     Each stock appreciation right and all rights and obligations thereunder shall terminate and may no longer be exercised upon the termination or exercise of the related stock option.

                   (F)     Shares May be Used Only Once

     Shares subject to a stock option to which a stock appreciation right is related shall be used not more than once to calculate the cash or shares to be received by the grantee pursuant to an exercise of such stock appreciation right.

                  (G)      Effect of Death or Other Termination of Employment

     In the event that the recipient of a stock appreciation right ceases to be an employee of the Corporation or its subsidiaries for any reason, his or her stock appreciation right shall be exercisable only to the extent and upon the conditions that the related stock option is exercisable under applicable provisions of Section 5(F) hereof.

7.       SATISFACTION OF TAX WITHHOLDING REQUIREMENTS.

                  Whenever an optionee or recipient of a stock appreciation right is required to pay to the Corporation an amount required to be withheld under applicable federal and state income tax laws in connection with exercises of non-qualified options or stock appreciation rights, the Committee may, in its discretion, permit the optionee to satisfy such obligation, in whole or in part, by electing to have the Corporation withhold shares of common stock having a value equal to the amount required to be withheld or by delivering to the Corporation already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state and local marginal income tax rates applicable to the optionee or recipient with respect to the exercise of the option or stock appreciation right on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the shares to be withheld or delivered will be based on their fair market value as defined in Section 5(C) hereof on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an optionee or recipient whose transactions in shares of common stock are subject to Section 16(b) of the Securities Exchange Act of 1934 will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the option or stock appreciation right (except that this limitation will not apply in the event the death or disability of the optionee or recipient occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a ten day "window period" beginning on the third day following the release of the Corporation's quarterly or annual summary statement of sales and earnings.

8.       RECAPITALIZATIONS AND REORGANIZATIONS.

                  Subject to any required action by the stockholders of the Corporation, the number of shares of common stock covered by the Plan, and each outstanding option and any related stock appreciation right and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend.

                  Subject to any required action by the stockholders of the Corporation, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option and stock appreciation right shall pertain to and apply to the securities to which a holder of the same number of shares of common stock that are subject to that option and stock appreciation right would have been entitled. A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding option and stock appreciation right to terminate, unless the agreement of merger or consolidation shall otherwise provide, provided that each optionee shall in such event have the right immediately prior to such dissolution or liquidation, or merger or consolidation, to exercise his or her option or stock appreciation right in whole or in part, without regard to any installment provisions set forth in the option agreement, if, in the case of an option, the optionee's agreed employment period set forth in Section 5(A) of the Plan shall have then expired and, in the case of a stock appreciation right, the minimum period set forth in Section 6(D) of the Plan shall have then expired.

                  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  The grant of an option or stock appreciation right pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

9.       NONASSIGNABILITY.

                  No option or stock appreciation right shall be assignable or transferable by an optionee except by will or by the laws of descent and distribution. During the lifetime of an optionee, the option or stock appreciation right shall be exercisable only by the optionee.

10.      RIGHTS AS A STOCKHOLDER.

                  An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option or stock appreciation right until the date of the issuance of a stock certificate to the optionee for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8.

11.      MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS AND STOCK
         APPRECIATION RIGHTS.

                  Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options and stock appreciation rights granted under the Plan. Furthermore, the Committee may, subject to any applicable provisions of the Plan, upon the cancellation of previously granted higher priced options and stock appreciation rights, regrant options and stock appreciation rights at a lower price. Notwithstanding the foregoing, however, no modification of an option or stock appreciation right or cancellation and regrant of an option or stock appreciation right shall, without the consent of the optionee, alter or impair any rights or obligations under any option or stock appreciation right theretofore granted under the Plan.

12.      TERM OF PLAN.

                  The Plan is effective January 18, 1979 (subject to Section 15) and, unless terminated sooner pursuant to Section 13, shall remain in effect until all the shares subject to or which may become subject to the Plan have been issued upon the exercise of options or used to calculate the cash or shares to be received by an optionee pursuant to the exercise of a stock appreciation right. However, no incentive stock option may be granted under the Plan more than ten (10) years after the effective date of the Plan.

13.      TERMINATION OR AMENDMENT OF THE PLAN.

                  The Board of Directors of the Corporation or the Committee may from time to time suspend, discontinue or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that no such action of the Board of Directors or the Committee may, without the approval of the holders of a majority of the outstanding shares of common stock of this Corporation present in person or by proxy and entitled to vote at a meeting duly held:

                  (a) Materially increase the total amount of common stock which may be issued upon the exercise of options or stock appreciation rights granted under the Plan, except as may be effected pursuant to the provisions of Section 8;

                  (b) Materially increase the benefits accruing to optionees under the Plan; or (c) Materially modify the requirements as to eligibility for participation in the Plan.


14.      NO OBLIGATION TO EXERCISE OPTION OR STOCK APPRECIATION RIGHT.

                  The granting of an option or stock appreciation right shall impose no obligation upon the optionee or a transferee of the option or stock appreciation right to exercise such option or stock appreciation right.

15.      USE OF PROCEEDS.

                  The proceeds received from the sale of shares pursuant to the exercise of options granted under the Plan will be used for general corporate purposes.

16.      APPROVAL OF STOCKHOLDERS.

                  Amendments conforming the Plan to section 422A, or successor provisions, of the Code, relating to incentive stock options, shall be subject to approval of such amendments by affirmative vote at the next meeting of stockholders of the Corporation, or any adjournment thereof, of the holders of a majority of the outstanding shares of common stock present in person or by proxy, unless the Committee shall determine, prior to the solicitation of proxies for such meeting, that such approval is not required, necessary or appropriate in order to qualify certain options granted under the Plan as incentive stock options.

17.      TANDEM OPTIONS.

                  The Committee is authorized to grant non-qualified stock options and incentive stock options to an optionee in conjunction pursuant to a single grant; provided, however, that no such grant which would result in a tandem option, wherein the exercise of either the non-qualified stock option or the incentive stock option affects the right to exercise the other, shall be made, pursuant to a single grant or by subsequent amendment to an outstanding option, unless and until the Committee shall obtain an opinion of counsel, or shall determine, that neither such grant nor the exercise of any part of such tandem option shall adversely affect the status and federal income tax treatment as an incentive stock option of that portion of such tandem option which is intended to constitute an incentive stock option.

18.      SUBSIDIARIES.

                  As used throughout this Plan, the term "subsidiary"  means (a)
any corporation in which the Corporation owns, directly or indirectly, twenty-five percent or more of the voting stock, or any partnership, limited liability company or other entity in which the Corporation's ownership interest represents, directly or indirectly, twenty-five percent or more of the total ownership interests in such partnership, limited liability company, or entity; or (b) any corporation or any other entity (including, but not limited to, partnerships, joint ventures and limited liability companies) that the Committee, in its sole discretion, determines to be controlling, controlled by, or under common control with the Corporation.

19.      CHANGE OF CONTROL.

         (A)      Definition of Change of Control

                  For purposes of the Plan, "change of control" means the occurrence of any of the following:

                   (i)The  acquisition  by  any  individual,   entity  or  group
                      (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (I) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (II) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute, or be deemed to cause, a change in control of the Corporation: (I) any increase in such percentage ownership of a Person to 20% or more resulting solely from any acquisition of shares directly from the Corporation or any acquisition of shares by the Corporation, provided, however, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 2% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership or Outstanding Corporation Common Stock or Outstanding
                      Corporation Voting Securities shall be deemed to constitute a change in control of the Corporation, (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (III) any acquisition by any corporation pursuant to a transaction which complies with subclauses (I), (II) and (III) of clause (iii) below; or

                   (ii) Individuals  who, as of the date hereof,  constitute the
                      Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors, or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board of Directors; or

                   (iii)   Consummation   of   a   reorganization,   merger   or
                      consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (II) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (III) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                   (iv) Approval by the  stockholders  of the  Corporation  of a complete liquidation or dissolution of the Corporation.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred with respect to any option held by any optionee who incurs a termination of employment prior to the event or events which otherwise would have created the occurrence of a Change of Control.

         (B)      Effect of a Change of Control

                  Notwithstanding the provisions of subsection (E) of Section 5, if a change of control, as defined in subsection (A) of Section 19, occurs prior to an optionee's termination of employment, the right to exercise 100% of the shares subject to each option granted to him or her shall accrue on the date on which the change of control occurs.

20.      BENEFICIARY DESIGNATIONS.

                  If permitted by the Committee, an optionee under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid option or stock appreciation right shall be paid in the event of the optionee's death. Each such designation shall revoke all prior designations by the optionee and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the optionee's death shall be paid to the optionee's estate and, subject to the terms of the Plan and of the applicable option agreement, any unexercised vested option or stock appreciation right may be exercised by the person empowered to do so under the optionee's will, or the appropriate person under applicable law. The Committee may require appropriate proof from any such other person of his or her right or power to exercise the option or stock appreciation right or any portion thereof.